UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2004

TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 856-3200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Terremark hereby amends and restates the Form 8-K filed on January 6, 2005, to include the financial statements and proforma financial information required by Item 9.01 not previously filed with the Form 8-K and to include references to Exhibit 10.33.

Item 1.01 Entry into a Material Definitive Agreement.

     See Item 2.01 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On December 31, 2004, Terremark Worldwide, Inc. (“TWW”), through Tecota Services Corp. (“Sub”), one of its wholly owned subsidiaries, completed the acquisition of the 99.16% of the membership interests in Technology Center of the Americas, LLC (“Tecota”) not already owned by Sub (the “Acquisition”) from Tecota’s other members, including LA Ref II Telecom Miami, LLC, LA Ref III Telecom Miami, LLC, LA Parallel II Telecom Miami, LLC, LA Parallel III Telecom Miami, LLC, LA Capital II Telecom Miami, LLC LA Equity III Telecom Miami, LLC, Barrow Street Tecota, LP and MHLP, LLC (f/k/a Calor Development, Ltd) (collectively, the “Sellers”). Tecota is the sole owner of a 750,000 square foot telecommunications building located in Miami, Florida (the “Tecota Building”). Prior to the Acquisition, Sub served as the managing member of Tecota. Sub purchased the remaining membership interests in Tecota from the Sellers for approximately $40 million in cash. Sub also repaid approximately $35 million in mortgage debt on the Tecota Building.

     TWW financed the Acquisition, including the repayment of the $35 million in mortgage debt on the Tecota Building, from multiple sources, including a $49 million senior mortgage loan (the “Senior Loan”) from Citigroup Global Markets Realty Corp (“Citigroup”). The Senior Loan is secured by a first mortgage on the Tecota Building, bears interest at a rate per annum equal to the greater of (a) 6.75% and (b) the sum of LIBOR plus 4.75%, and matures in February 2009. TWW and Tecota are subject to certain covenants and restrictions specified in the Senior Loan, including covenants that restrict TWW’s ability to pay dividends, make certain distributions, pledge certain assets or repay certain indebtedness. In connection with the Senior Loan, TWW issued to Citigroup, for no additional consideration, warrants (the “Citigroup Warrants”) to acquire 5 million shares of TWW common stock, $.001 par value per share (“TWW Common Stock”). The Citigroup Warrants are divided into four equal tranches, each of which expires on December 31, 2011 and are exercisable at $0.68, $0.74, $0.81 and $0.87, respectively. The number of shares for which the Citigroup Warrants are exercisable and the warrant exercise price are subject to adjustment under specified circumstances as set forth in the Citigroup Warrants. TWW granted Citigroup certain registration rights in connection with the Citigroup Warrants and shares of TWW Common Stock issuable upon exercise of such warrants, including the right to have such warrants and shares registered by June 29, 2005.

     TWW also financed the Acquisition, including the repayment of the $35 million in mortgage debt on the Tecota Building, through the sale of (i) $30 million aggregate principal amount of TWW’s Senior Secured Notes due 2009 (the “Notes”), (ii) 3,064,444 shares of TWW Common Stock (the “Common Equity”) and (iii) warrants to acquire 15 million shares of TWW Common Stock (the “Purchaser Warrants”) to three private equity investors, Falcon Mezzanine Partners, LP, Stichting Pensioenfonds Voor De Gezond-Heid Geestelijke En Maatschappelijke Belangen and Stichting Pensioenfonds ABP (collectively, the “Purchasers”). TWW received $30 million for the Notes and approximately $2 million, or $0.6535 per share, for the Common Equity. No additional consideration was received for the issuance of the Purchaser Warrants. The Notes are secured by substantially all of TWW’s and its subsidiaries’ (other than Tecota’s) assets, bear cash interest at a rate per annum of 9.875% and “payment in kind” interest at a rate per annum of 3.625% (subject to adjustment as set forth therein) and mature in March 2009. TWW and its subsidiaries are subject to certain covenants and restrictions specified in the purchase agreement with the Purchasers (the “Purchase Agreement”), including covenants that restrict their ability to pay dividends, make certain distributions or investments and incur certain indebtedness. The Purchaser Warrants are divided into four equal tranches, each of which expires on December 30, 2011 and are exercisable at $0.69, $0.75, $0.82 and $0.88, respectively. The number of shares for which the Purchaser Warrants are exercisable and the warrant exercise price are subject to adjustment under specified circumstances as set forth in the Purchaser Warrants. TWW also granted the Purchasers certain registration rights in connection with the Common Equity, Purchaser Warrants, and shares of TWW Common Stock issuable upon exercise of such warrants, including the right to have such warrants and shares registered by June 29, 2005.

     The foregoing summary of the Senior Loan, Citigroup Warrants, Notes, and Purchaser Warrants is not complete and is qualified in its entirety by reference to the agreements, which are attached hereto as Exhibits 10.26 through 10.33 and incorporated herein by reference. A copy of the press release entitled “Terremark Purchases Technology Center of the Americas,” dated as of January 4, 2005, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 2.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

     See Item 2.01 above. The Citigroup Warrants, Purchaser Warrants and Common Equity were issued in private placement transactions exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

     The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

     (b) Pro Forma Financial Information

     The following financial statements filed as Exhibit 99.3 hereto are incorporated herein by reference:

Exhibit 99.3 Page

Terremark Worldwide, Inc. — Pro Forma Financial Information
Unaudited Pro Forma Condensed Consolidated Financial Statements Basis of Presentation	1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004	2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended September 30, 2004	3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 2004	4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	5

     (c) Exhibits

Exhibit No.	Document

10.26	Loan Agreement dated as of December 31, 2004, by and among Technology Center of the Americas, LLC, as Borrower, Citigroup Global Markets Realty Corp., as Agent and each Lender signatory thereto.*

10.27	Form of Warrant Certificate of Terremark Worldwide, Inc. issued to Citigroup Global Markets Realty Corp.*

10.28	Purchase Agreement dated as of December 31, 2004, among Terremark Worldwide, Inc., as Issuer, the guarantors named therein, FMP Agency Services, LLC, as agent, and each of the purchasers named therein.*

10.29	Security Agreement dated as of December 31, 2004, by Terremark Worldwide, Inc., as Issuer, the guarantors named therein and FMP Agency Services, LLC, as Agent.*

10.30	Registration Rights Agreement dated as of December 31, 2004 among Terremark Worldwide, Inc. and Falcon Mezzanine Partners, LP, Stichting Pensioenfonds ABP and Stichting Pensioenfonds Voor De Gezondheid, Geestelijke En Maatschappelijke Belangen (the “Purchasers”).*

10.31	Form of Warrant Certificate of Terremark Worldwide, Inc. issued to the Purchasers.*

10.32	Form of Note of Terremark Worldwide, Inc. issued to the Purchasers.*

10.33	Guaranty of Nonrecourse Obligations dated as of December 31, 2004, executed by Terremark Worldwide, Inc. in favor of Citigroup Global Markets Realty Corp.**

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release dated January 4, 2005*

99.2	Technology Center of the Americas, LLC Historical Financial Information.

99.3	Terremark Worldwide, Inc. Pro Forma Financial Information.

*     previously filed with the Commission as an Exhibit to the Form 8-K dated January 6, 2005
**  previously filed as an Exhibit to the Form S-1 filed with the Commission on February 3, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: March 2, 2005	By:	/s/ Jose Segrera
		Name:	Jose Segrera
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title

23.1	Consent of PricewaterhouseCoopers LLP

99.2	Technology Center of the Americas, LLC Historical Financial Information.

99.3	Terremark Worldwide, Inc. Pro Forma Financial Information.